UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
January 1, 2013

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
Comenity Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-60418, 333-166240-01, 333-113669, 333-166240-02, 333-60418-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02.                      Change of Servicer or Trustee.

On January 1, 2013, ADS Alliance Data Systems, Inc. (“ADSI”) assigned all of its right, title, interest to and obligations under the service agreement between ADSI and Comenity Bank (formerly known as World Financial Network Bank and successor in interest by conversion to World Financial Network National Bank, the “Bank”) to Comenity Servicing LLC (“Comenity Servicing”) pursuant to an Assignment and Assumption of the Fourth Amended and Restated Service Agreement, among the Bank, ADSI and Comenity Servicing LLC, a copy of which is filed with this Form 8-K as Exhibit 99.1.

As of January 1, 2013, all of the servicing functions described in the Prospectus dated October 1, 2012 (the “Prospectus”) as being performed by ADSI, as sub-servicer, will be performed by Comenity Servicing LLC.  Comenity Servicing is a limited liability company organized under the laws of the State of Texas.  All of Comenity Servicing’s outstanding common stock is owned by Comenity LLC, which is owned by the Bank’s and ADSI’s ultimate parent, Alliance Data Systems Corporation (NYSE: ADS).

Although Comenity Servicing is a newly created entity that does not have any independent experience servicing credit card receivables, Comenity Servicing is acquiring substantially all of the personnel and assets of ADSI that ADSI previously used to perform the customer service, billing and collections functions for the Bank.  Therefore, the servicing policies and procedures used to service the receivables owned by World Financial Network Credit Card Master Note Trust (the “Trust”) have not changed from those described in the Prospectus.  As compensation, Comenity Servicing will receive a per-statement fee and will be reimbursed for certain of its expenses. However, these payments are solely the obligation of the Bank and are not payable from assets of the Trust.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
Exhibit 99.1	Assignment and Assumption of the Fourth Amended and Restated Service Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/Ronald C. Reed
Name:  Ronald C. Reed
Title:  Assistant Treasurer

Dated: January 4, 2013

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 99.1	Assignment and Assumption of the Fourth Amended and Restated Service Agreement